UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               January 15, 2004
                                                               ----------------


                                  CERBCO, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


 0-16749                                                         54-1448835
--------------------------------------- ----------------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)



 3421 Pennsy Drive, Landover, Maryland                             20785-1608
--------------------------------------- ----------------------------------------
 (Address of principal executive offices)                          (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.    Other Events.

     See press release of the registrant dated January 15, 2004 attached hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2004                  CERBCO, Inc.
                                        ----------------------------------------
                                        (Registrant)


                                         By: /s/ Robert W. Erikson
                                         ---------------------------------------
                                         Robert W. Erikson
                                         President



                                                                  PRESS RELEASE
                                                          For Immediate release


               CERBCO ANNOUNCES COMPLETION OF $5.1 MILLION SALE OF
                  REAL PROPERTY BY SUBSIDIARY INEI CORPORATION

     LANDOVER, MD, January 15, 2004 - CERBCO, Inc. ("CERBCO") (OTC: CERB) announced that its indirect, majority controlled subsidiary, INEI Corporation ("INEI") (OTC: INEI) completed the sale of all of INEI's real property in Landover, MD to Bohrer's Nest, L.L.C., an affiliate of Atlantic Transportation Equipment, Ltd., of Beltsville, MD. The purchase price of $5.076 million was paid in cash on January 12, 2004, less $306,000 in expenses for INEI's portion of closing costs and a continuing $225,500 remaining in escrow pending final clean-up of certain areas of the property. With the closing of this sale, INEI has substantially completed the disposition of all assets used in the trenchless rehabilitation of deteriorated sewers and other underground pipelines principally using cured-in-place pipe ("CIPP") rehabilitation processes, formerly INEI's sole business segment. INEI retained certain lease-backs on the sold property through May 24, 2004, both for continued corporate administrative offices and for certain warehouse space to house the limited number of items of residual equipment remaining to be sold. As previously announced, the INEI Board of Directors has preliminarily adopted a plan of dissolution and liquidation for the INEI corporation and intends to submit the definitive plan and the proposed dissolution to a vote of INEI stockholders at the next annual meeting, currently anticipated to be held during the quarter ending June 30, 2004.

     As also previously announced, the CERBCO Board of Directors has likewise preliminarily adopted a plan of dissolution and liquidation for the CERBCO corporation and intends to submit the definitive plan and the proposed dissolution to a vote of CERBCO stockholders at the next annual meeting, also currently anticipated to be held during the quarter ending June 30, 2004.

     Statements in this press release that are not historical, as well as its future plans, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that are subject to change at any time and from time to time. Factors that could cause actual results or developments to differ materially from those described in or contemplated or implied by such forward-looking statements include, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete, as well as other risks and uncertainties that are described in the Company's filings with the Securities and Exchange Commission.

                                      * * *

Contact: Robert W. Erikson.                          George Wm. Erikson
         President                                   Chairman
         (301) 773-1784                              (301) 773-1784